                                                                 EXECUTION COPY
================================================================================





                           MBIA INSURANCE CORPORATION,
                                   as Insurer



                           LONG BEACH ACCEPTANCE CORP.

                                       and

                         GREENWICH CAPITAL MARKETS, INC.
                                       and
                              BARCLAYS CAPITAL INC.
                               as the Underwriters



                            INDEMNIFICATION AGREEMENT






               Long Beach Acceptance Auto Receivables Trust 2003-A $45,500,000 1.2875% Asset-Backed Notes, Class A-1,
               $65,000,000 1.4910% Asset-Backed Notes, Class A-2,
              $68,000,000 2.0210% Asset-Backed Notes, Class A-3 and
                $64,000,000 2.7730% Asset-Backed Notes, Class A-4




                           Dated as of March 13, 2003





================================================================================

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                        TABLE OF CONTENTS

                                                                                                       Page

 Section 1.        Definitions...........................................................................1

 Section 2.        Representations and Warranties of the Insurer.........................................2

 Section 3.        Agreements, Representations and Warranties of the Underwriters........................4

 Section 4.        Agreements, Representations and Warranties of LBAC....................................4

 Section 5.        Indemnification.......................................................................4

 Section 6.        Notice To Be Given....................................................................5

 Section 7.        Contribution..........................................................................7

 Section 8.        Notices...............................................................................8

 Section 9.        Governing Law, Etc....................................................................8

 Section 10.       Insurance Agreement; Underwriting Agreement; Sale and Servicing Agreement.............8

 Section 11.       Limitations...........................................................................9

 Section 12.       Counterparts..........................................................................9

 Section 13.       Nonpetition...........................................................................9

 TESTIMONIUM

 SIGNATURES AND SEALS

                            INDEMNIFICATION AGREEMENT

          This Agreement, dated as of March 13, 2003, is by and among MBIA Insurance Corporation (the "Insurer"), as the Insurer under the Note Guaranty Insurance Policy (the "Policy") issued in connection with the Offered Notes described below, LONG BEACH ACCEPTANCE CORP. ("LBAC") and GREENWICH CAPITAL MARKETS, INC. and BARCLAYS CAPITAL INC., as the Underwriters (each, an "Underwriter").

          SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Sale and Servicing Agreement (as described below).

          "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

          "Agreement" means this Indemnification Agreement by and among the Insurer, LBAC and the Underwriters.

          "Indemnified Party" means any party entitled to any indemnification pursuant to Section 5 below, as the context requires.

          "Indemnifying Party" means any party required to provide indemnification pursuant to Section 5 below, as the context requires.

          "Indenture" means the Indenture dated March 1, 2003 between the Issuer and the Indenture Trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

          "Insurance Agreement" means the Insurance Agreement, dated as of March 1, 2003, by and among the Insurer, the Issuer, the Servicer, the Originator, the Back-up Servicer, the Indenture Trustee, the Trust Collateral Agent and the Transferor.

          "Insurer Party" means the Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

          "LBAC Party" means Long Beach Acceptance Corp., each of its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

          "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

          "Offered Notes" means the Long Beach Acceptance Auto Receivables Trust 2003-A, $45,500,000 1.2875% Asset-Backed Notes, Class A-1, $65,000,000 1.4910%
Asset-Backed Notes, Class A-2, $68,000,000 2.0210% Asset-Backed Notes, Class A-3 and $64,000,000 2.7730% Asset-Backed Notes, Class A-4, issued pursuant to the Indenture.

          "Person" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

          "Prospectus" means the prospectus (included in Registration Statement No. 333-75958) dated January 18, 2002.

          "Prospectus Supplement" means the form of final Prospectus Supplement, dated March 6, 2003.

          "Registration Statement" means the registration statement on Form S-3 relating to the Offered Notes.

          "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of March 1, 2003, by and among the Issuer, the Transferor, the Originator, the Servicer, the Back-up Servicer, the Custodian and the Trust Collateral Agent, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

          "Servicer" means Long Beach Acceptance Corp.

          "Transferor" means Long Beach Acceptance Receivables Corp. II.

          "Underwriter Party" means each Underwriter and its respective parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

          "Underwriters" means Greenwich Capital Markets, Inc. and Barclays Capital Inc.

          "Underwriting Agreement" means the Underwriting Agreement among LBAC, the Transferor and the Underwriters, dated March 6, 2003.

          SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE INSURER. The Insurer represents and warrants to the Underwriters and LBAC as follows:

                  (a) Organization and Licensing. The Insurer is a duly incorporated and existing New York stock insurance company licensed to do business in the State of New York and is in good standing under the laws of such state.

                  (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Agreement, the Insurance Agreement and the Spread Account Agreement and to perform all of its obligations hereunder and thereunder.

                  (c) Authorization; Approvals. The issuance of the Policy and the execution, delivery and performance of this Agreement, the Insurance Agreement and the Spread Account Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policy, this Agreement, the Insurance Agreement and the Spread Account Agreement to constitute the legal, valid and binding obligations of the Insurer.

                  (d) Enforceability. The Policy, when issued, and this Agreement, the Insurance Agreement and the Spread Account Agreement will each constitute legal, valid and binding obligations of the Insurer, enforceable in accordance with their terms, subject to applicable laws affecting the enforceability of creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.

                  (e) Financial Information. The consolidated financial statements of the Insurer as of December 31, 2001 and December 31, 2000 and for the three years ended December 31, 2001 incorporated by reference in the Prospectus Supplement (the "Insurer Audited Financial Statements") fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Insurer and its subsidiaries as of September 30, 2002 incorporated by reference in the Prospectus Supplement (the "Insurer Unaudited Financial Statements") present fairly in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Insurer Audited Financial Statements, and, since September 30, 2002 there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

                  (f) Insurer Information. The information in the Prospectus Supplement as of the date hereof under the caption "THE INSURER AND THE FINANCIAL GUARANTY

          INSURANCE POLICY" (the "Insurer Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Securities Act of 1933, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or its operations or would materially and adversely affect its ability to perform its obligations under this Agreement, the Policy, the Insurance Agreement or the Spread Account Agreement.

          SECTION 3. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS. The Underwriters represent and warrant to and agree with LBAC and the Insurer that the statements in the Prospectus Supplement made in reliance upon and in conformity with written information relating to the Underwriters furnished to LBAC specifically for use in the preparation of the Prospectus Supplement, and acknowledged in writing (referred to herein as the "Underwriter Information"), are true and correct in all material respects.

          SECTION 4. AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF LBAC. LBAC represents, warrants to and agrees with the Insurer and the Underwriters that:

                  (a) Registration Statement. The information in the Registration Statement, the Prospectus and the Prospectus Supplement, other than the Insurer Information and the Underwriter Information, is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) Representations and Warranties. Each of the representations and warranties of LBAC contained in the Insurance Agreement is true and correct in all material respects, and LBAC hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

         SECTION 5. INDEMNIFICATION.

                  (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each LBAC Party and each Underwriter Party against any and all Losses incurred by them with respect to the offer and sale of any of the Offered Notes and resulting from the Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement.

                  (b) Each Underwriter, hereby agrees, severally and not jointly, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Offered Notes and resulting from such Underwriter's breach of any of its representations and warranties set forth in Section 3 of this Agreement.

                  (c) LBAC hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by it with respect to the offer and sale of any of the Offered Notes and resulting from LBAC's breach of any of its representations and warranties set forth in Section 4 of this Agreement.

                  (d) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

          SECTION 6. NOTICE TO BE GIVEN.

                  (a) Except as provided in Section 7 below with respect to contribution, the indemnification provided herein by the Indemnifying Party shall be the exclusive remedy of each Indemnified Party for the Losses resulting from the Indemnifying Party's breach of a representation, warranty or agreement hereunder; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach.

                  (b) In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or facsimile notice of such action or claim reasonably promptly after receipt of written notice thereof.

                  (c) Upon request of the Indemnified Party, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The Indemnifying Party may, at its option, at any time upon written notice to the Indemnified Party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the Indemnified Party in connection therewith, provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding the Indemnifying Party shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Indemnified Party.

                  (d) The Indemnified Party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (i) the employment of counsel by the Indemnified Party at the Indemnifying Party's expense has been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (iii) the named parties to any such action include the Indemnifying Party on the one hand and, on the other hand, the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Indemnifying Party, and all such fees and expenses will be reimbursed promptly as they are incurred. In the event that any expenses so paid by the Indemnifying Party are subsequently determined not to be required to be borne by the Indemnifying Party hereunder, the party which received such payment shall promptly refund to the Indemnifying Party the amount so paid by such Indemnifying Party. Notwithstanding the foregoing, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Indemnifying Party shall not be liable for the fees and expenses of more than one counsel for all LBAC Parties, more than one counsel for all Underwriter Parties and more than one counsel for all Insurer Parties, as applicable.

                  (e) The Indemnified Parties shall cooperate with the Indemnifying Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 5 hereof in the most efficient manner.

                  (f) No settlement of any such claim or action shall be entered into without the consent of each Indemnified Party who is subject to such claim or action, on the one hand, and each Indemnifying Party who is subject to such claim or action, on the other hand; provided, however, that the consent of such Indemnified Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Indemnified Party.

                  (g) Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Indemnifying Party's financial liability hereunder, and then only to the extent of such prejudice.

          SECTION 7. CONTRIBUTION.

                  (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for an Underwriter Party (other than pursuant to Section 5 or 6 of this Agreement), or if the indemnification provided by any Underwriter is determined to be unavailable for any Insurer Party (other than pursuant to Section 5 or 6 of this Agreement), the Insurer and each Underwriter shall contribute to the aggregate costs of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all related Underwriter Parties.

                  (b) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any LBAC Party (other than pursuant to Section 5 or 6 of this Agreement), or if the indemnification provided by LBAC is determined to be unavailable for any Insurer Party (other than pursuant to Section 5 or 6 of this Agreement), the Insurer and LBAC shall contribute to the aggregate cost of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all LBAC Parties.

                  (c) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3 or 4 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

                  (d) The parties agree that the Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that each Underwriter shall be solely responsible for the Underwriter Information relating to such Underwriter provided by the Underwriters in writing for use in the Prospectus Supplement and that LBAC shall be responsible for all other information in the Registration Statement and in the Prospectus Supplement.

                  (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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

                  (f) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter Party, any LBAC Party or any Insurer Party, (ii) the issuance of any Offered Notes or the Policy or (iii) any termination of this Agreement.

                  (g) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

          SECTION 8. NOTICES. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

          If to the Insurer:          MBIA Insurance Corporation
                                      113 King Street
                                      Armonk, NY  10504
                                      Attention: Insured Portfolio Management--
                                                 Structured Finance (IPM-SF)

          If to LBAC:                 Long Beach Acceptance Corp.
                                      One Mack Centre Drive
                                      Paramus, NJ 07652
                                      Attention: General Counsel

          If to the Underwriters:     Greenwich Capital Markets, Inc.
                                      600 Steamboat Road
                                      Greenwich, CT 06830
                                      Attention: Legal Department

                                      Barclays Capital Inc.
                                      200 Park Avenue
                                      New York, NY  10166
                                      Attention:  Mr. Michael Wade

          SECTION 9. GOVERNING LAW, ETC. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Insurer, LBAC and the Underwriters.

          SECTION 10. INSURANCE AGREEMENT; UNDERWRITING AGREEMENT; SALE AND SERVICING AGREEMENT. This Agreement in no way limits or otherwise affects the indemnification obligations of LBAC under (a) the Insurance Agreement, (b) the Underwriting Agreement or

(c) the Sale and Servicing Agreement. To the extent that this Agreement conflicts with or does not address the relative rights of the Underwriters and LBAC as between themselves as set forth in the Underwriting Agreement, the Underwriting Agreement shall govern.

          SECTION 11. LIMITATIONS. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or any other rating agency (collectively, the "Rating Agencies").

          SECTION 12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

          SECTION 13. NONPETITION. So long as the Insurance Agreement is in effect, and for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

               [Remainder of this page intentionally left blank.]




                                       9
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         IN WITNESS WHEREOF, the parties hereto have caused this Indemnification
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.




                                      MBIA INSURANCE CORPORATION


                                      By
                                        ----------------------------------------
                                        Assistant Secretary





                                      LONG BEACH ACCEPTANCE CORP.


                                      By
                                        ----------------------------------------
                                      Title
                                           -------------------------------------



                                      GREENWICH CAPITAL MARKETS, INC.


                                      By
                                        ----------------------------------------
                                      Title
                                           -------------------------------------



                                      BARCLAYS CAPITAL INC.


                                      By
                                        ----------------------------------------
                                      Title
                                           -------------------------------------






Long Beach Acceptance Auto Receivables Trust 2003-A
Indemnification Agreement Signature Page